PUTNAM MANAGED HIGH YIELD TRUST

Notice of a Meeting of Shareholders and
Supplement to the related Prospectus/
Proxy Statement dated June 23, 2006

To the Shareholders of Putnam Managed High Yield Trust:

Due to a delay in mailing the enclosed Notice of a Meeting of Shareholders, proxy card, and Prospectus/Proxy Statement (together, the “Prospectus/Proxy Statement”), the Meeting of Shareholders of Putnam Managed High Yield Trust (the “Meeting”) referred to in the Prospectus/Proxy Statement has been rescheduled from August 8, 2006 to August 25, 2006. The rescheduled Meeting will be held on August 25, 2006, at 11:00 a.m. Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts to consider the matters described in the Prospectus/Proxy Statement.

All references to the date of the Meeting in the Prospectus/Proxy Statement are hereby revised to reflect the new August 25, 2006 meeting date. In addition, the Valuation Time discussed in the Prospectus/Proxy Statement is currently expected to occur in October 2006. The Prospectus/Proxy Statement and this Supplement are being mailed to shareholders on or around July 18, 2006.

* * *

By Judith Cohen, Clerk, on behalf of the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
George Putnam, III, President

Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Robert E. Patterson
W. Thomas Stephen
Richard B. Worley

236404 7/06